UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2024

PENN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200, Wyomissing, PA 19610
(Address of principal executive offices) (Zip Code)

610-373-2400
Registrant's telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

PENN Entertainment, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) on June 4, 2024. There were present at the Annual Meeting, either in person or by proxy, holders of 129,215,217 shares of common stock. A description of each matter voted upon at the Annual Meeting is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2024. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.	The following Class I Director nominees were elected to the Company’s Board of Directors to serve until the 2027 Annual Meeting of Shareholders. The votes cast for each nominee were as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
David Handler	73,479,301	34,295,536	21,440,380
Vimla Black-Gupta	74,868,239	32,906,598	21,440,380
Anuj Dhanda	86,808,852	20,965,985	21,440,380

The term of office of each of Barbara Shattuck Kohn, Marla Kaplowitz, Jane Scaccetti, Ronald Naples, Saul Reibstein, and Jay Snowden continued following the Annual Meeting.

2.	The results of the vote to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the 2024 fiscal year were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
128,432,506	539,201	243,510	0

3.	The results of the advisory vote on executive compensation of the Company’s Named Executive Officers for the 2023 fiscal year were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
63,078,413	44,367,517	328,907	21,440,380

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 7, 2024	PENN ENTERTAINMENT, INC.

		By:	/s/ Christopher Rogers
Christopher Rogers
Executive Vice President, Chief Strategy and Legal Officer and Secretary